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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     _____________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 2, 1995
                Date of report (Date of earliest event reported)
                     _____________________________________



                      MEDICINE SHOPPE INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)




    Delaware                        0-13008                      43-0950846
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


1100 North Lindbergh Boulevard, St. Louis, Missouri                  63132
    (Address of principal executive offices)                       (Zip Code)


                                 (314) 993-6000
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

        On November 2, 1995, the Board of Directors of Medicine Shoppe International, Inc. ("MSI") declared a dividend payable to shareholders of record as of November 6, 1995 in the amount of $0.14 per share and payable on November 15, 1995. A copy of MSI's press release dated November 3, 1995 announcing the dividend is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements - not applicable

(b)       Pro Forma Financial Information - not applicable

(c)       Exhibits - See Exhibit Index on page 4 hereof.





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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  November 2, 1995



                                      MEDICINE SHOPPE INTERNATIONAL,
                                      INC.



                                      By:  /s/ David A. Abrahamson
                                           -------------------------------------
                                           David A. Abrahamson,
                                           President and Chief Executive Officer





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                                 EXHIBIT INDEX


Exhibit No.                                Exhibit
-----------                                -------
   99.1                   Press Release dated November 3, 1995





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